UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number   811-04915

      DNP Select Income Fund Inc.

(Exact name of registrant as specified in charter)

101 Munson Street

        Greenfield, MA 01301-9683

(Address of principal executive offices) (Zip code)

Kathryn Santoro, Esq. DNP Select Income Fund Inc. One Financial Plaza Hartford, CT 06103-2608	Adam D. Kanter, Esq. Mayer Brown LLP 1999 K Street, NW Washington, DC 20006-1101

(Name and address of agents for service)

Registrant’s telephone number, including area code: 877-381-2537

Date of fiscal year end:  October 31

Date of reporting period:  April 30, 2026

Item 1. Reports to Stockholders.

(a)	The Report to Shareholders is attached herewith.

DNP Select Income Fund Inc.
Semi-Annual Report
April 30, 2026

Fund Distributions and Managed Distribution Plan: DNP Select Income Fund Inc. (“DNP” or the “Fund”) has been paying a regular 6.5 cent per share monthly distribution on its common stock since July 1997. In February 2007, the Board of Directors adopted a Managed Distribution Plan (the “Plan”), which provides for the Fund to continue to make a monthly distribution on its common stock of 6.5 cents per share. Under the Plan, the Fund will distribute all available investment income to shareholders, consistent with the Fund’s primary investment objective. If and when sufficient investment income is not available on a monthly basis, the Fund will distribute long-term capital gains and/or return capital to its shareholders in order to maintain the steady distribution level that has been approved by the Board.
If the Fund estimates that it has distributed more than its income and capital gains in a particular period, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.”
You should not draw any conclusions about the Fund’s investment performance from the amount of the Fund’s distributions or from the terms of the Fund’s Plan.
Whenever a monthly distribution includes a capital gain or return of capital component, the Fund provides you with a written statement indicating the sources of the distribution and the amount derived from each source.
The amounts and sources of distributions reported monthly in statements from the Fund are only estimates and are not provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment results during its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.
The Board reviews the operation of the Plan on a quarterly basis, with the most recent review having been conducted in March 2026, and the Investment Adviser uses data provided by an independent consultant to review for the Board the Plan annually. The Board may amend, suspend or terminate the Plan without prior notice to shareholders if it deems such action to be in the best interests of the Fund and its shareholders. For example, the Board might take such action if the Plan had the effect of shrinking the Fund’s assets to a level that was determined to be detrimental to Fund shareholders. The suspension or termination of the Plan could have the effect of creating a trading discount if the Fund’s stock is trading at or above net asset value, widening an existing trading discount, or decreasing an existing premium.
The Plan is described in a Question and Answer format on your Fund’s website, www.dpimc.com/dnp, and discussed in the section of management’s letter captioned “About Your Fund.” The tax characterization of the Fund’s distributions for the last 5 years can also be found on the website under the “Tax Information” tab.

LETTER TO SHAREHOLDERS

JUNE 11, 2026
Dear Fellow Shareholders:
Performance Review: Consistent with its primary objective of current income and long-term growth of income, and its Managed Distribution Plan, the Fund declared six monthly distributions of 6.5 cents per share of common stock during the first half of the 2026 fiscal  year. The 6.5 cents per share monthly rate, without compounding, would be 78 cents annualized, which is equal to 7.2% of the April 30, 2026, closing price of $10.84 per share. Please refer to the inside front cover of this report and the portion of this letter captioned “About Your Fund” for important information about the Fund and its Managed Distribution Plan.
The Fund had a total return based on market value (income plus change in the Fund’s market price) of 10.9% for the six months ended April 30, 2026, compared to the 5.7% total return of the Composite Index.  The Composite Index (Index) is composed of the S&P 500® Utilities Index and the Bloomberg U.S. Utility Bond Index, weighted to reflect the stock and bond ratio of the Fund. On a net asset value (NAV) basis (income plus change in the Fund’s NAV) the Fund’s total return was 15.8% over the same period. On a longer-term basis, as of  April 30, 2026, the Fund had a five-year annualized total return of 9.7% on a market value basis, compared to the 8.8% return of the Index. On a NAV basis, the Fund’s total return was 10.4% for the same period.
Please note that the Fund’s allocations to the midstream energy and communications sectors are not reflected in the Index. This difference can contribute to the Fund either outperforming or underperforming the Index, depending on how these sectors fare compared to the Index itself. The Fund also invests in utility stocks of issuers located outside the United States, which are excluded from the Index, and these holdings can influence the Fund’s performance both positively and negatively. On the other hand, independent power producers (IPPs) are represented in the Index but aren’t owned by the Fund, making the comparative analysis of the Index’s performance and the Fund’s performance more complex. IPPs have traditionally experienced significant volatility due to their unregulated business models. However, as they secure more long-term contracts to supply electricity to artificial intelligence (AI) data centers, their revenue and earnings may become more stable over time.
Sector Performance Review: For the first half of the 2026 fiscal year ended April 30, 2026, the Fund’s utility holdings largely tracked the S&P 500® Utilities Index. It was a solid performance across the utilities sector, with the sector’s defensive characteristics providing support as the Iranian conflict began. Performance from IPPs was muted compared to the previous year as affordability concerns became more prominent in the eastern region of the U.S., where IPPs have significant operations. For the regulated utilities, AI continues to dominate discussions, and those companies with exposure to the AI theme were generally the best performers year to date.
The midstream energy holdings posted a robust performance for the first half of the fiscal year, significantly outperforming the utility and communications sectors. The energy markets have experienced considerable volatility, largely attributable to the ongoing conflict in the Middle East and disruptions to commercial crude oil shipping in the Strait of Hormuz. As a result, substantial oil production capacity throughout the Middle East region has been taken offline. Even with a potential resolution to the conflict, it is expected that restoring supply to pre-conflict levels will require several months, if not longer. The following section of this letter provides a more detailed analysis of the factors influencing the midstream energy sector’s operating environment.

The Fund’s communications holdings delivered positive total returns during the period, though they trailed behind the utilities and midstream sectors. Wireless tower companies remained underperformers as interest rates stayed elevated, reducing their long-term valuations. In addition, tower leasing growth slowed from previous levels as the industry matured.  For integrated U.S. telecommunications carriers, pricing in the U.S. wireless market was rational over the last couple of calendar years, which benefited the Fund’s investments. In contrast, after a prolonged period of stability, Canadian carriers have struggled for more than a year due to increased pricing competition, leading to weaker performance from those holdings.
Impact of Middle East Conflict on the Fund: Geopolitical developments significantly influenced energy markets during the first half of the fiscal year. The escalation of instability in the Middle East had noteworthy implications. The closure of the Strait of Hormuz in early March 2026 resulted in a blockade of approximately 20% of the world’s seaborne crude oil and liquefied natural gas (LNG) flows, precipitating a substantial supply shock and driving WTI (West Texas Intermediate) crude prices from $65 per barrel in late February 2026 to over $100 per barrel by April 30, 2026.
In the natural gas sector, geopolitical repercussions were especially pronounced for Europe and Asia. The suspension of Qatari LNG exports, combined with historically low European storage levels following a season of severe winter weather, caused European (Dutch TTF) gas prices to nearly double by mid-March. This situation necessitated a recalibration of global gas markets, which previously anticipated a surplus in the coming years. U.S. LNG exporters benefited from elevated global gas prices, attracting increased interest from international buyers seeking supply security and diversification from Middle Eastern sources.
Even if geopolitical tensions are resolved, we anticipate a structurally higher floor for both global oil and natural gas prices. Buyers in  Asia and Europe are expected to accelerate strategies to diversify away from concentrated reliance on Middle Eastern energy supplies which may provide incremental support for U.S. and Canadian energy exports—including crude oil, natural gas liquids (NGLs), and LNG—and may underpin robust production activity across North America.
Our approach to the midstream energy sector at the beginning of the 2026 calendar year was cautious due to concerns about potential oversupply in global crude oil and natural gas markets. However, recent events in the Middle East have fundamentally altered this outlook and we believe the developments should result in a more constructive supply-demand balance moving forward. The firmer commodity backdrop adds to already favorable secular growth profile expectations for the energy sector, supported by export demand, expansion of natural gas infrastructure, and improved visibility into volume and cash flow growth. Although midstream energy valuations have increased, we believe enhanced growth visibility and a stronger commodity environment should sustain these valuations.
Update on Merger Activity in the Utility Sector: In the annual report for fiscal year ended October 2025, two mergers were discussed —the Black Hills Corp. merger with Northwestern Energy Group, and the  American Water Works merger with Essential Utilities. Both mergers are progressing through the regulatory process and have obtained shareholder approval. These two mergers set the stage for an even bigger potential merger as NextEra Energy (NEE) announced plans in May 2026 to acquire Dominion Energy (D) with a 23% per share premium via an all-stock transaction. If successful, this merger would create the world’s largest utility company. The Fund holds securities in both NEE and D. Shareholder approval will be sought, and as is common with utility mergers, regulatory approvals will be needed that, if granted, could take 12-18 months to obtain.
We believe the NEE/D merger would offer strategic advantages for both NEE and D. If approved, we believe the merger would offer NEE the opportunity to boost its regulated business to about 80%, appealing to both investors and rating agencies. Additionally, if approved, we believe D’s credit profile would improve by taking advantage of opportunities for cost efficiencies and enhanced financing. With NEE already having one of the fastest growth rates in the industry as of the end of the fiscal period, we expect that a merger with D, if approved, would accelerate that trend. Notably, D supplies power to many data centers in Northern Virginia, known as “Data Center Alley,” and this presents significant growth potential for NEE.
Key risks of the NEE/D merger include the need to obtain approval from five separate regulatory agencies, potential antitrust concerns arising from the increased generating capacity of the newly merged entity, and the possibility that management may become distracted from routine operational responsibilities. NEE has had mixed successes with closing past acquisitions. To facilitate approval, NEE plans to offer $2.25 billion in customer rate credits and a $360 million special dividend to D shareholders upon closing. If the merger is approved and completed, integrating these massive companies will be a considerable challenge. We will monitor the approval process closely in the coming months. It remains to be seen whether this marks the end of utility mergers or signals the start of more.
Board of Directors Meetings: At the regular March and June 2026 meetings of the Board of Directors, the Board declared the following monthly dividends:
Cents Per Share	Record Date	Payable Date	Cents Per Share	Record Date	Payable Date
6.5	April 30	May 11	6.5	July 31	August 10
6.5	May 29	June 10	6.5	August 31	September 10
6.5	June 30	July 10	6.5	September 30	October 13
Managed Distribution Plan: The Fund seeks to provide investors with a stable monthly dividend that is primarily derived from current fiscal year earnings and profits. In February 2007, the Board of Directors reaffirmed the 6.5 cents per share monthly distribution rate and formalized the monthly distribution process by adopting a Managed Distribution Plan (MDP). In 2008, the SEC granted the Fund exemptive relief that permits the Fund, subject to certain conditions, to make periodic distributions of long-term capital gains as frequently as twelve times a year in order to fulfill the terms of the MDP. The MDP is described on the inside front cover of this report and in a Question-and-Answer format on the Fund’s website, www.dpimc.com/dnp. During the most recent fiscal period, the Fund’s MDP did not have a material impact on the Fund’s investment strategy. Refer to the financial highlights and income tax information section in this report for further information about the Fund’s distributions and their effect on net asset value.
The Impact of Leverage on the Fund: The use of leverage enables the Fund to borrow at short-term rates and invest in potentially higher returning securities. As of April 30, 2026, the Fund had $1.105 billion of total leverage outstanding which consisted of: 1) $132 million of fixed rate preferred stock, 2) $200 million of fixed rate senior notes and 3) $773 million of floating rate secured debt outstanding under a committed loan facility. On that date, the total amount of leverage represented approximately 22% of the Fund’s total assets.
The amount and type of leverage used by the Fund is presented to the Fund’s Board of Directors and reflects the Fund’s expected earnings relative to the anticipated costs (including fees and expenses) associated with the leverage. In addition, the long-term expected benefits of leverage are weighed against the potential effect of increasing the volatility of both the Fund’s net asset value and the market value of its common stock. If the Fund were to conclude that the use of leverage was likely to cease being beneficial, it could modify the amount and type of leverage it uses or eliminate the use of leverage entirely.
The Impact of Interest Rates on the Fund: Along with the influence on the income provided from leverage, the level of interest rates can be a primary driver of bond returns, including the return on the Fund’s fixed income investments. For example, an extended environment of historically low interest rates adds an element of reinvestment risk, since the proceeds of maturing bonds may be reinvested in lower yielding securities. Alternatively, a sudden or unexpected rise in interest rates would likely reduce the total return of fixed income investments, since higher interest rates could be expected to depress the valuations of fixed rate bonds held in a portfolio.
Maturity and duration are measures of the sensitivity of a fund’s fixed income investments to changes in interest rates. More specifically, duration refers to the percentage change in a bond’s price for a given change in rates (typically +/- 1.0%). In general, the greater the average maturity and duration of a portfolio, the greater the potential percentage price volatility for a given change in interest rates. As of April 30, 2026, the Fund’s fixed income investments had an average maturity of 7.6 years and duration of 5.8 years, while the Bloomberg U.S. Utility Bond Index had an average maturity of 12.7 years and duration of 8.0 years.
In addition to the Fund’s fixed-income investments, the income-oriented equity investments held in the Fund can be adversely affected by a rise in interest rates. However, if improved economic growth accompanies the rising rates, the impact on income-oriented equity investments may be mitigated.
As a practical matter, it is not possible for the Fund’s portfolio of investments to be completely insulated from unexpected moves in interest rates. We believe that over the long term, the conservative distribution of fixed income investments along the yield curve and the growth potential of income-oriented equity holdings positions the Fund to take advantage of future opportunities while limiting volatility to some degree. However, a sustained and meaningful rise in interest rates from current levels would have the potential to significantly reduce the total return of leveraged funds holding income-oriented equities and fixed income investments, including DNP. A significant rise in interest rates would likely put downward pressure on both the net asset value and market price of such funds.
Visit us on the Web: You can obtain the most recent shareholder financial reports and distribution information at our website, www.dpimc.com/dnp.
We appreciate your interest in DNP Select Income Fund Inc. and will continue to do our best to be of service to you.
Connie M. Luecke, CFADavid D. Grumhaus, Jr.
Vice President, Chief Investment OfficerPresident and Chief Executive Officer
Certain statements in this report are forward-looking statements.  Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments.  The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report.  Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements, and the views expressed herein are subject to change at any time, due to numerous market and other factors.  The Fund disclaims any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Total Return[1] For the period indicated through April 30, 2026
	Six Months	One Year	Five Years (annualized)	Ten Years (annualized)
DNP Select Income Fund Inc.
Market Value[2]	10.9%	22.4%	9.7%	8.9%
Net Asset Value (NAV)[3]	15.8%	21.2%	10.4%	9.9%
Composite Index[4]	5.7%	19.4%	8.8%	9.3%
Bloomberg U.S. Utility Bond Index[4]	0.1%	5.8%	-0.2%	2.3%
S&P 500® Utilities Index[4]	6.7%	22.1%	10.4%	10.4%

[1]	Past performance is not indicative of future results. Current performance may be lower or higher than performance in historical periods.
[2]
Total return on market value assumes a purchase of common stock at the opening market price on the first business day and a sale at the closing market price on the last business day of each period shown in the table and assumes reinvestment of dividends at the actual reinvestment prices obtained under the terms of the Fund’s dividend reinvestment plan. Total return on market value does not reflect the deduction of taxes that a shareholder may pay on fund distributions or the sale of fund shares.
In addition, when buying or selling stock, you would ordinarily pay brokerage expenses. Because brokerage expenses and taxes are not reflected in the above calculations, your Fund’s total return net of brokerage expenses and tax expense would be lower than the total returns on market value shown in the table.  Source: Administrator of the Fund.

[3]
Total return on NAV uses the same methodology as is described in note 2, but with use of NAV for beginning, ending and reinvestment values. Because the Fund’s expenses (ratios detailed within the Financial Highlights section of this report)
reduce the Fund’s NAV, they are already reflected in the Fund’s total return on NAV shown in the table. NAV represents the underlying value of the Fund’s net assets, but the market price per share may be higher or lower than NAV. Source:
Administrator of the Fund.

[4]
The Composite Index is a composite of the returns of the S&P 500® Utilities Index and the Bloomberg U.S. Utility Bond
Index, weighted to reflect the stock and bond ratio of the Fund. The indices are calculated on a total return basis with dividends reinvested. Indices are unmanaged; their returns do not reflect any fees, expenses or sales charges; and they are not available for direct investment. Performance returns for the S&P 500® Utilities Index and Bloomberg U.S. Utility Bond Index were obtained from Bloomberg LP.

DNP SELECT INCOME FUND INC.
SCHEDULE OF INVESTMENTS
April 30, 2026
(Unaudited)
($ reported in thousands)

Shares	Description	Value
Common Stocks—101.5%
	◼ Electric, Gas and Water—73.5%
1,644,227	Alliant Energy Corp. (1)	$120,736
1,034,221	Ameren Corp. (1)	117,539
608,162	American Electric Power Co., Inc. (1)(2)	83,385
293,942	American Water Works Co., Inc. (1)(2)	37,748
517,145	Atmos Energy Corp. (1)	98,247
459,540	Black Hills Corp.	34,599
3,072,540	CenterPoint Energy, Inc. (1)(2)	134,116
1,334,167	CMS Energy Corp. (1)(2)	102,384
1,399,750	Dominion Energy, Inc. (1)(2)	90,284
615,542	DTE Energy Co. (1)	93,372
571,200	Duke Energy Corp.	73,999
6,934,037	EDP S.A. (Portugal)	37,785
1,349,450	Emera, Inc. (Canada)	71,995
4,857,255	Enel SpA (Italy)	56,574
1,140,057	Entergy Corp. (1)	134,424
1,548,410	Essential Utilities, Inc. (1)(2)	59,149
1,287,623	Evergy, Inc. (1)	106,667
1,138,500	FirstEnergy Corp. (1)	54,102
981,900	Fortis, Inc. (Canada)	56,152
3,264,400	Iberdrola S.A. (Spain)	76,434
4,235,354	National Grid plc (United Kingdom)	75,625
1,077,257	NextEra Energy, Inc. (1)(2)	105,442
2,412,911	NiSource, Inc. (1)	116,495
613,090	Northwest Natural Holding Co.	32,494
1,762,600	OGE Energy Corp. (1)	86,015
576,000	ONE Gas, Inc. (1)(2)	51,391
2,832,847	PG&E Corp. (1)(2)	47,082
624,930	Pinnacle West Capital Corp. (1)	64,818
2,147,055	PPL Corp.	80,386
810,985	Public Service Enterprise Group, Inc. (1)	66,225
1,450,151	Sempra (1)	137,938
738,691	Southern Co. (The) (1)	71,431
741,590	Spire, Inc. (1)	67,618
772,200	WEC Energy Group, Inc. (1)	91,073
1,816,971	Xcel Energy, Inc. (1)(2)	150,718
		2,884,442
Shares	Description	Value
	◼ Oil & Gas Storage, Transportation and Production—16.8%
296,220	Cheniere Energy, Inc. (1)(2)	$81,446
282,620	DT Midstream, Inc.	41,825
1,053,145	Enbridge, Inc. (Canada)	58,365
975,000	Keyera Corp. (Canada)	37,669
129,700	Keyera Corp. Subscription Receipts (Canada)	4,580
1,437,526	Kinder Morgan, Inc. (1)	47,251
330,000	Kodiak Gas Services, Inc.	22,374
665,000	ONEOK, Inc.	61,486
826,600	Pembina Pipeline Corp. (Canada)	38,478
350,000	Targa Resources Corp.	91,028
1,230,000	TC Energy Corp. (Canada)	82,324
1,200,000	Williams Cos., Inc. (The)	91,572
		658,398
	◼ Telecommunications—11.2%
374,650	American Tower Corp. (1)	68,452
2,584,500	AT&T, Inc. (1)	67,533
1,127,288	BCE, Inc. (Canada)(1)	26,807
730,050	Cellnex Telecom S.A. (Spain)	24,522
835,210	Crown Castle, Inc. (1)	74,150
73,975	Equinix, Inc. (1)	80,102
2,666,500	TELUS Corp. (Canada)	33,392
1,339,489	Verizon Communications, Inc. (1)(2)	64,336
		439,294
Total Common Stocks (Cost $2,589,506)		3,982,134

Units
Master Limited Partnerships—5.9%
	◼ Oil & Gas Storage, Transportation and Production—5.9%
3,415,062	Energy Transfer LP	68,950
1,380,000	Enterprise Products Partners LP	53,406
1,298,852	MPLX LP	73,087
The accompanying notes are an integral part of these financial statements.

DNP SELECT INCOME FUND INC.
SCHEDULE OF INVESTMENTS—(Continued)
April 30, 2026
(Unaudited)
($ reported in thousands)
Units	Description	Value
1,484,900	Plains All American Pipeline LP	$34,182
		229,625
Total Master Limited Partnerships (Cost $85,792)		229,625

Par Value
Corporate Bonds—19.3%
	◼ Electric, Gas and Water—10.3%
6,850	AEP Texas, Inc. 5.400%, 6/1/33	7,000
15,000	American Electric Power Co., Inc. 5.625%, 3/1/33(1)	15,514
25,000	American Water Capital Corp. 5.150%, 3/1/34(1)(2)	25,397
22,000	Arizona Public Service Co. 6.875%, 8/1/36(1)	24,233
10,000	Berkshire Hathaway Energy Co. 8.480%, 9/15/28	10,903
22,000	CenterPoint Energy Houston Electric LLC 5.050%, 3/1/35	22,015
5,000	CMS Energy Corp. 3.450%, 8/15/27	4,938
9,000	Connecticut Light & Power Co. (The) 4.950%, 8/15/34	8,967
14,000	Dominion Energy, Inc. 5.450%, 3/15/35	14,134
10,000	DPL Capital Trust II 8.125%, 9/1/31	9,652
10,000	DTE Energy Co. 5.100%, 3/1/29	10,158
18,500	5.850%, 6/1/34(1)(2)	19,389
10,000	Duke Energy Corp. 4.200%, 6/15/49	7,626
12,000	Duke Energy Progress LLC 6.300%, 4/1/38	12,901
5,600	Edison International 4.125%, 3/15/28	5,512
8,000	5.250%, 3/15/32	7,894
Par Value	Description	Value
5,000	Entergy Louisiana LLC 5.350%, 3/15/34	$5,133
6,000	Entergy Texas, Inc. 4.000%, 3/30/29	5,952
4,000	Essential Utilities, Inc. 3.566%, 5/1/29	3,890
10,000	Eversource Energy Series O 4.250%, 4/1/29	9,921
15,000	Florida Power & Light Co. 5.300%, 6/15/34(1)(2)	15,422
8,000	5.960%, 4/1/39	8,499
12,500	Kentucky Utilities Co. 5.450%, 4/15/33(1)	12,880
7,000	NextEra Energy Capital Holdings, Inc. 5.450%, 3/15/35	7,137
10,000	NiSource, Inc. 5.350%, 7/15/35	10,091
7,000	4.375%, 5/15/47	5,697
5,000	Ohio Power Co. Series G 6.600%, 2/15/33(1)	5,405
10,000	Progress Energy, Inc. 7.750%, 3/1/31(1)(2)	11,249
8,000	Public Service Enterprise Group, Inc. 6.125%, 10/15/33	8,491
10,000	San Diego Gas & Electric Co. 5.400%, 4/15/35	10,168
8,000	6.125%, 9/15/37	8,477
7,225	Sempra 5.500%, 8/1/33	7,444
5,000	Southern California Gas Co. 5.450%, 6/15/35	5,121
9,000	Southern Co. Gas Capital Corp. 5.750%, 9/15/33(1)	9,370
25,000	Southwestern Public Service Co. 5.300%, 5/15/35	25,089
18,000	Union Electric Co. 5.250%, 4/15/35	18,288
4,000	Virginia Electric & Power Co. Series A 2.875%, 7/15/29	3,825
		403,782
The accompanying notes are an integral part of these financial statements.

DNP SELECT INCOME FUND INC.
SCHEDULE OF INVESTMENTS—(Continued)
April 30, 2026
(Unaudited)
($ reported in thousands)
Par Value	Description	Value
	◼ Oil & Gas Storage, Transportation and Production—6.5%
6,000	Enbridge, Inc. 4.250%, 12/1/26	$6,001
10,000	5.700%, 3/8/33	10,356
8,850	Energy Transfer LP 8.250%, 11/15/29	9,849
10,200	6.550%, 12/1/33(1)	11,057
7,900	5.800%, 6/15/38	8,042
6,000	Enterprise Products Operating LLC 3.125%, 7/31/29	5,786
8,000	5.350%, 1/31/33	8,262
5,000	Kinder Morgan Energy Partners LP 7.750%, 3/15/32(1)(2)	5,714
16,000	5.800%, 3/15/35(1)(2)	16,584
9,000	Kinder Morgan, Inc. 5.550%, 6/1/45	8,597
8,000	MPLX LP 4.250%, 12/1/27	7,980
7,000	4.950%, 9/1/32	7,001
9,000	5.000%, 3/1/33(1)	8,955
11,000	ONEOK, Inc. 5.650%, 9/1/34	11,245
13,000	6.000%, 6/15/35(1)	13,612
6,000	4.200%, 12/1/42	4,684
16,000	Phillips 66 3.900%, 3/15/28	15,846
12,000	Plains All American Pipeline LP 5.950%, 6/15/35	12,374
18,000	6.650%, 1/15/37(1)(2)	19,421
11,000	Spectra Energy Partners LP 4.500%, 3/15/45	9,273
10,000	Targa Resources Corp. 5.500%, 2/15/35	10,134
10,000	5.650%, 2/15/36	10,159
18,500	Valero Energy Partners LP 4.500%, 3/15/28	18,487
15,000	Williams Cos., Inc. (The) 5.150%, 3/15/34(1)	15,015
		254,434
Par Value	Description	Value
	◼ Telecommunications—2.5%
5,000	American Tower Corp. 5.800%, 11/15/28	$5,151
8,000	5.650%, 3/15/33	8,298
8,000	AT&T, Inc. 5.850%, 4/30/46	7,718
5,900	Comcast Corp. 7.050%, 3/15/33(1)(2)	6,612
9,000	Digital Realty Trust LP 3.600%, 7/1/29	8,758
15,000	Koninklijke KPN N.V. 8.375%, 10/1/30(1)	17,232
5,000	TCI Communications, Inc. 7.125%, 2/15/28	5,236
5,000	TELUS Corp. 2.800%, 2/16/27	4,940
15,500	Verizon Communications, Inc. 7.750%, 12/1/30(1)(2)	17,453
10,000	5.250%, 4/2/35	9,998
7,500	Vodafone Group plc 7.875%, 2/15/30	8,357
		99,753
Total Corporate Bonds (Cost $755,945)		757,969
Short-Term Investment—0.5%
	◼ U.S. Treasury Bill—0.5%
19,000	0.000%, 5/7/26(3)	18,989
Total Short-Term Investment (Cost $18,941)		18,989
The accompanying notes are an integral part of these financial statements.

DNP SELECT INCOME FUND INC.
SCHEDULE OF INVESTMENTS—(Continued)
April 30, 2026
(Unaudited)
($ reported in thousands)
Description	Value
TOTAL INVESTMENTS—127.2% (Cost $3,450,184)	4,988,717
Secured borrowings—(19.7)%	(773,000)
Secured notes—(5.1)%	(200,000)
Mandatory Redeemable Preferred Shares at liquidation value—(3.4)%	(132,000)
Other assets less other liabilities—1.0%	39,263
NET ASSETS APPLICABLE TO COMMON STOCK—100.0%	$3,922,980

(1)	All or a portion of this security has been pledged as collateral for borrowings and made available for loan.
(2)	All or a portion of this security has been loaned.
(3)	Issued with a zero coupon. Income is recognized through the accretion of discount.
The percentage shown for each investment category is the total value of that category as a percentage of the net assets applicable to common stock of the Fund.
The accompanying notes are an integral part of these financial statements.

DNP SELECT INCOME FUND INC.
SCHEDULE OF INVESTMENTS—(Continued)
April 30, 2026
(Unaudited)
($ reported in thousands)
The Fund’s investments are carried at fair value which is defined as the price that the Fund might reasonably expect to receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market for the investment. The three-tier hierarchy of inputs established to classify fair value measurements for disclosure purposes is summarized in the three broad levels listed below.
Level 1—quoted prices in active markets for identical securities
Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.)
Level 3—significant unobservable inputs (including the Investment Adviser’s Valuation Committee’s own assumptions in determining fair value of investments)
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in these securities. The following is a summary of the inputs used to value each of the Fund’s investments at April 30, 2026:

	Level 1	Level 2
Common stocks	$3,982,134	$—
Master Limited Partnerships	229,625	—
Corporate Bonds	—	757,969
U.S. Treasury Bill	—	18,989
Total investments	$4,211,759	$776,958
There are no Level 3 priced securities held April 30, 2026 and there were no transfers into or out of Level 3.
The accompanying notes are an integral part of these financial statements.

DNP SELECT INCOME FUND INC.
SCHEDULE OF INVESTMENTS—(Continued)
April 30, 2026
(Unaudited)
($ reported in thousands)
Other information regarding the Fund is available on the Fund’s website www.dpimc.com/dnp or the Securities and Exchange Commission’s website at www.sec.gov.

* Percentages are based on total investments rather than net assets applicable to common stock and include securities pledged as collateral for the Fund’s borrowings.
The accompanying notes are an integral part of these financial statements.

DNP SELECT INCOME FUND INC.
STATEMENT OF ASSETS AND LIABILITIES
April 30, 2026
(Unaudited)
(Reported in thousands except shares and per share amounts)

Assets:
Investments at value (cost $3,450,184) including $745,659 of securities loaned	$4,988,717
Foreign currency at value (cost $—1)	—[1]
Cash	56,242
Receivables:
Dividends and interest	14,090
Tax reclaims	1,252
Securities lending receivable	47
Prepaid expenses	261
Total assets	5,060,609
Liabilities:
Secured borrowings (Note 6)	773,000
Secured notes (net of deferred offering costs of $54) (Note 6)	199,946
Payables:
Dividend distributions on common stock	24,624
Investment advisory fees (Note 3)	2,172
Administrative fees (Note 3)	377
Interest on secured borrowings (Note 6)	2,957
Interest on secured notes (Note 6)	1,641
Interest on mandatory redeemable preferred shares (Note 7)	504
Accrued expenses	503
Mandatory redeemable preferred shares (liquidation preference $132,000, net of deferred offering costs of $147) (Note 7)	131,905
Total liabilities	1,137,629
NET ASSETS APPLICABLE TO COMMON STOCK	$3,922,980
CAPITAL:
Common stock ($0.001 par value per share; 450,000,000 shares authorized and 378,802,615 shares issued and outstanding)	$379
Additional paid-in capital	2,477,893
Total distributable earnings (accumulated losses)	1,444,708
Net assets applicable to common stock	$3,922,980

NET ASSET VALUE PER SHARE OF COMMON STOCK	$10.36

[1]	Amount is less than $500 (not in thousands).
The accompanying notes are an integral part of these financial statements.

DNP SELECT INCOME FUND INC.
STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED April 30, 2026
(Unaudited)
($ reported in thousands)

INVESTMENT INCOME:
Dividends (less foreign withholding tax of $1,655)	$68,518
Less return of capital distributions (Note 2)	(7,050)
Interest	20,398
Securities lending income, net	293
Total investment income	82,159
EXPENSES:
Investment advisory fees (Note 3)	12,566
Administrative fees (Note 3)	2,189
Interest expense and fees on secured borrowings (Note 6)	18,201
Interest expense and amortization of deferred offering costs on secured notes (Note 6)	3,097
Interest expense and amortization of deferred offering costs on preferred shares (Note 7)	3,096
Reports to shareholders	468
Professional fees	380
Directors’ fees (Note 3)	230
Transfer agent fees	90
Custodian fees	24
Other expenses	361
Total expenses	40,702
Net investment income (loss)	41,457
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on investments	86,348
Net realized gain (loss) on foreign currency transactions	41
Net change in unrealized appreciation / depreciation on investments	415,219
Net change in unrealized appreciation (depreciation) on foreign currency transaction	(1)
Net realized and unrealized gain (loss)	501,607
NET INCREASE IN NET ASSETS APPLICABLE TO COMMON STOCK RESULTING FROM OPERATIONS	$543,064
The accompanying notes are an integral part of these financial statements.

DNP SELECT INCOME FUND INC.
STATEMENT OF CHANGES IN NET ASSETS
($ reported in thousands)

	For the six months ended April 30, 2026 (Unaudited)	For the year ended October 31, 2025
OPERATIONS:
Net investment income (loss)	$41,457	$75,312
Net realized gain (loss)	86,389	169,889
Net change in unrealized appreciation / depreciation	415,218	185,412
Net increase (decrease) in net assets applicable to common stock resulting from operations	543,064	430,613
DISTRIBUTIONS TO COMMON STOCKHOLDERS:
Net investment income and capital gains	(41,457)*	(224,331)
In excess of net investment income	(105,796)*	—
Return of capital	—*	(66,568)
Decrease in net assets from distributions to common stockholders (Note 5)	(147,253)	(290,899)
From Capital Share Transactions
Shares issued to common stockholders from dividend reinvestment (2,998,432 and 6,298,589 shares, respectively)	29,399	57,619
Increase (Decrease) in net assets from capital share transactions	29,399	57,619
Total increase (decrease) in net assets	425,210	197,333
TOTAL NET ASSETS APPLICABLE TO COMMON STOCK:
Beginning of period	3,497,770	3,300,437
End of period	$3,922,980	$3,497,770

*
Please note that the tax status of the Fund’s distributions is determined at the end of the taxable year. Also, refer to the inside front cover for information on the Managed Distribution Plan and see Notes to the Financial Statements.

The accompanying notes are an integral part of these financial statements.

DNP SELECT INCOME FUND INC.
STATEMENT OF CASH FLOWS
FOR THE SIX MONTHS ENDED April 30, 2026
(Unaudited)
($ reported in thousands)
Increase (Decrease) in cash
Cash Flows provided by (used in) Operating Activities:
Net increase (decrease) in net assets resulting from operations	$543,064
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by (used in) operating activities:
Proceeds from sales of long-term investments	254,706
Purchases of long-term investments	(138,327)
Net (purchases) or sales of short-term investments	(18,824)
Net change in unrealized (appreciation)/depreciation on long-term investments	(415,219)
Net realized (gain)/loss on investments	(86,348)
Return of capital distributions on investments	7,050
Net amortization and accretion of premiums and discounts on debt securities	(19)
Amortization of deferred offering costs	172
(Increase) Decrease in dividends and interest receivable	1,216
(Increase) Decrease in tax reclaims receivable	546
(Increase) Decrease in securities lending income receivable	3
(Increase) Decrease in prepaid expenses	(239)
Increase (Decrease) in interest payable on secured borrowings	(473)
Increase (Decrease) in interest payable on secured notes	(22)
Increase (Decrease) in interest payable on mandatory redeemable preferred shares	(11)
Increase (Decrease) in affiliated expenses payable	64
Increase (Decrease) in non-affiliated expenses payable	(22)
Cash provided by (used in) operating activities	147,317
Cash provided (used in) financing activities:
Cash distributions paid to shareholders	(117,659)
Cash provided (used in) financing activities:	(117,659)
Net increase (decrease) in cash	29,658
Cash and foreign currency at beginning of period	26,584
Cash and foreign currency at end of period	$56,242
Supplemental cash flow information:
Proceeds from issuance of common stock under dividend reinvestment plan	$29,399
Cash paid during the period for interest expense on secured borrowings	$18,674
Cash paid during the period for interest expense on mandatory redeemable preferred shares	$3,004
Cash paid during the period for interest expense on secured notes	$2,878
The accompanying notes are an integral part of these financial statements.

DNP SELECT INCOME FUND INC.
FINANCIAL HIGHLIGHTS—SELECTED PER SHARE DATA AND RATIOS
The table below provides information about income and capital changes for a share of common stock outstanding throughout the periods indicated (excluding supplemental data provided below):
	For the six months ended April 30, 2026 (Unaudited)	For the year ended October 31,
		2025	2024	2023	2022	2021
PER SHARE DATA:
Net asset value, beginning of period	$9.31	$8.93	$7.40	$8.65	$9.44	$8.64
Net investment income (loss)	0.11	0.20	0.17	0.15	0.20	0.23
Net realized and unrealized gain (loss)	1.33	0.96	2.14	(0.62)	(0.21)	1.35
Net increase (decrease) from investment operations applicable to common stock	1.44	1.16	2.31	(0.47)	(0.01)	1.58
Distributions on common stock:
Net investment income	(0.11)	(0.21)	(0.17)	(0.18)	(0.24)	(0.27)
In excess of net investment income	(0.28)	—	—	—	—	—
Net realized gain	—	(0.39)	(0.43)	(0.38)	(0.41)	(0.39)
Return of capital	—	(0.18)	(0.18)	(0.22)	(0.13)	(0.12)
Total distributions	(0.39)	(0.78)	(0.78)	(0.78)	(0.78)	(0.78)
Net asset value, end of period	$10.36	$9.31	$8.93	$7.40	$8.65	$9.44
Market value, end of period	$10.84	$10.17	$9.54	$9.01	$10.65	$10.84
RATIOS TO AVERAGE NET ASSETS APPLICABLE TO COMMON STOCK:
Operating expenses	2.24%*	2.53%	3.09%	2.88%	1.90%	1.77%
Operating expenses, without leverage	0.90%*	0.95%	1.02%	1.03%	0.98%	1.00%
Net investment income	2.28%*	2.21%	2.13%	1.76%	2.09%	2.49%
SUPPLEMENTAL DATA:
Total return on market value(1)	10.86%	16.02%	16.03%	(8.50)%	5.83%	17.36%
Total return on net asset value(1)	15.81%	13.54%	32.62%	(6.14)%	(0.63)%	18.70%
Portfolio turnover rate	3%	14%	10%	7%	9%	12%

Net assets applicable to common stock, end of period (000’s omitted)	$3,922,980	$3,497,770	$3,300,437	$2,684,320	$3,066,911	$3,243,965
Borrowings outstanding, end of period (000’s omitted) Secured borrowings(2)	$773,000	$773,000	$773,000	$773,000	$598,000	$598,000
Secured notes(2)	$200,000	$200,000	$200,000	$200,000	$300,000	$300,000
Total borrowings	$973,000	$973,000	$973,000	$973,000	$898,000	$898,000
Asset coverage on borrowings(3)	$5,168	$4,730	$4,528	$3,894	$4,646	$4,843
Preferred stock outstanding, end of period (000’s omitted)(2)	$132,000	$132,000	$132,000	$132,000	$207,000	$207,000
Asset coverage on preferred stock(4)	$455,020	$416,540	$398,682	$342,925	$377,548	$393,571
Asset coverage ratio on total leverage (borrowings and preferred stock)(5)	455%	417%	399%	343%	378%	394%

*	Annualized.
(1)
Total return on market value assumes a purchase of common stock at the closing market price of the last business day of the prior period and a sale at the closing market price on the last business day of each period shown in the table and assumes reinvestment of dividends at the actual reinvestment prices obtained under the terms of the Fund’s dividend reinvestment plan. Total return on market value does not reflect the deduction of taxes that a shareholder may pay on fund distributions or the sale of fund shares. In addition, when buying or selling stock, you would ordinarily pay brokerage expenses. Because brokerage expenses and taxes are not reflected in the above calculations, your total return net of brokerage and tax expense would be lower than the total return on market value shown in the table. Total return on net asset value uses the same methodology, but with the use of net asset value for beginning, ending and reinvestment values.

(2)	The Fund’s secured borrowings, secured notes and preferred stock are not publicly traded.
(3)
Represents value of net assets applicable to common stock plus the borrowings and preferred stock outstanding at period end divided by the borrowings outstanding at period end, calculated per $1,000 principal amount of borrowing. The secured borrowings and secured notes have equal claims to the assets of the Fund. The rights of debt holders are senior to the rights of the holders of the Fund’s common and preferred stock. The asset coverage disclosed represents the asset coverage for the total debt of the Fund including both the secured borrowings and secured notes.

The accompanying notes are an integral part of these financial statements.

DNP SELECT INCOME FUND INC.
FINANCIAL HIGHLIGHTS (Continued)
(4)
Represents value of net assets applicable to common stock plus the borrowings and preferred stock outstanding at year end divided by the borrowings and preferred stock outstanding at year end, calculated per $100,000 liquidation preference per share of preferred stock.

(5)	Represents value of net assets applicable to common stock plus the borrowings and preferred stock outstanding at year end divided by the borrowings and preferred stock outstanding at year end.
The accompanying notes are an integral part of these financial statements.

DNP SELECT INCOME FUND INC.
NOTES TO FINANCIAL STATEMENTS
April 30, 2026
(Unaudited)
Note 1. Organization
DNP Select Income Fund Inc. (“DNP” or the “Fund”) was incorporated under the laws of the State of Maryland on November 26, 1986. The Fund commenced operations on January 21, 1987, as a closed-end diversified management investment company registered under the Investment Company Act of 1940 (the “1940 Act”). The primary investment objectives of the Fund are current income and long-term growth of income. Capital appreciation is a secondary objective.
Note 2. Significant Accounting Policies
The Fund is an investment company that follows the accounting and reporting guidance of Accounting Standards Codification (“ASC”) Topic 946 applicable to Investment Companies.
The following are the significant accounting policies of the Fund:
A.  Investment Valuation: Equity securities traded on a national or foreign securities exchange or traded over-the counter and quoted on the NASDAQ Stock Market are valued at the last reported sale price or, if there was no sale on the valuation date, then the security is valued at the mean of the bid and ask prices, in each case using valuation data provided by an independent pricing service, and are generally classified as Level 1. Equity securities traded on more than one securities exchange shall be valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities and are classified as Level 1. If there was no sale on the valuation date, then the security is valued at the mean of the closing bid and ask prices of the exchange representing the principal market for such securities. Debt securities are valued based on the evaluated bid using prices provided by one or more dealers regularly making a market in that security, an independent pricing service, or quotes from broker-dealers, when such prices are believed to reflect the fair value of such securities and are generally classified as Level 2. The Fund’s Board of Directors has designated Duff & Phelps Investment Management Co. (the “Investment Adviser”) as the valuation designee to perform fair valuations pursuant to Rule 2a-5 under the 1940 Act. Any securities for which it is determined that market prices are unavailable or inappropriate are fair valued using the Investment Adviser’s Valuation Committee’s own assumptions and are classified as Level 2 or 3 based on the valuation inputs.
B.  Investment Transactions and Investment Income: Security transactions are recorded on the trade date. Realized gains or losses from sales of securities are determined on the identified cost basis. Dividend income is recognized on the ex-dividend date. Interest income and expense are recognized on the accrual basis. Premiums on securities are amortized over the period remaining until first call date, if any, or if none, the remaining life of the security. Discounts are accreted over the remaining life of the security. Discounts and premiums are not amortized or accreted for tax purposes.
The Fund’s investments include master limited partnerships (“MLPs”) which make distributions that are primarily attributable to return of capital. Dividend income is recorded using management’s estimate of the percentage of income included in the distributions received from the MLP investments based on their historical dividend results. Distributions received in excess of this estimated amount are recorded as a reduction of cost of

DNP SELECT INCOME FUND INC.
NOTES TO FINANCIAL STATEMENTS (Continued)
April 30, 2026
(Unaudited)
investments (i.e., a return of capital). The actual amounts of income and return of capital components of its distributions are only determined by each MLP after its fiscal year-end and may differ from the estimated amounts. For the six months ended April 30, 2026, 100% of the MLP distributions were treated as a return of capital.
C.  Income Taxes: It is the Fund’s intention to comply with requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”) applicable to regulated investment companies and to distribute substantially all of its taxable income and capital gains to its shareholders. Therefore, no provision for Federal income or excise taxes is required.
The Fund may be subject to foreign taxes on income or gains on investments, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable based upon current interpretations of the tax rules and regulations that exist in the markets in which it invests.
Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. The Fund’s federal income tax returns are generally subject to examination by the Internal Revenue Service for a period of three years after they are filed. State and local tax returns may be subject to examination for different periods, depending upon the tax rules of each applicable jurisdiction.
D.  Dividends and Distributions: The Fund declares and pays dividends on a monthly basis. Distributions are recorded by the Fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP.
The Fund has a Managed Distribution Plan which currently provides for the Fund to make a monthly distribution of $0.065 per share.
E.  Foreign Currency Translation: Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation at the mean of the quoted bid and asked prices of such currencies. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts at the rate of exchange prevailing on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.
F.  Use of Estimates: The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.
G.  Segment Reporting: ASC 280, Segment Reporting, established disclosure requirements relating to operating segments in financial statements. The Fund has adopted FASB Accounting Standards Update 2023-07, Segment Reporting (Topic 280): Improvements to Reportable Segment Disclosures (“ASU 2023-07”), which is intended to enhance reportable operating segment disclosure requirements. Operating segments are defined as components of a reporting entity about which separate financial information, including disclosures about income and expenses, is available that is regularly evaluated by the chief operating decision maker (“CODM”)

DNP SELECT INCOME FUND INC.
NOTES TO FINANCIAL STATEMENTS (Continued)
April 30, 2026
(Unaudited)
in deciding how to allocate resources and assess Fund performance. The Fund is structured as an investment company and represents a single operating segment. Subject to the oversight and, when applicable, approval of the Fund’s Board of Directors, management of the Investment Adviser acts as the Fund’s CODM. The CODM monitors the Fund’s operating results as a whole, and the Fund’s long-term strategic asset allocation is determined in accordance with the terms of its investment strategies based on its defined investment objective. The financial information provided to and reviewed by the CODM is consistent with that presented in the Fund’s financial statements. Adoption of the new standard impacted the Fund’s financial statement note disclosures only and did not affect the Fund’s financial position or the results of its operations.
Note 3. Agreements and Management Arrangements
A.  Investment Adviser: The Fund has an Advisory Agreement with Duff & Phelps Investment Management Co. (the “Investment Adviser”) an indirect, wholly owned subsidiary of Virtus Investment Partners, Inc. (“Virtus”), to provide professional investment management services for the Fund. The Investment Adviser receives a quarterly fee at an annual rate of 0.60% of the Average Weekly Managed Assets of the Fund up to $1.5 billion and 0.50% of Average Weekly Managed Assets in excess thereof. For purposes of the foregoing calculations, “Average Weekly Managed Assets” is defined as the average weekly value of the total assets of the Fund minus the sum of all accrued liabilities of the Fund (other than the aggregate amount of any outstanding borrowings or other indebtedness constituting financial leverage).
B.  Administrator: The Fund has an Administration Agreement with Virtus Fund Services, LLC (the “Administrator”), an indirect, wholly owned subsidiary of Virtus. The Administrator receives a monthly fee at an annual rate of 0.10% of the average weekly managed assets up to $3 billion and 0.08% of the average weekly managed assets over $3 billion.
C.  Directors: ($ reported in thousands) The Fund pays each director not affiliated with the Investment Adviser an annual fee. Fees paid to directors for the six months ended April 30, 2026 were $200.
Note 4. Investment Transactions
($ reported in thousands)
Purchases and sales of investment securities for the six months ended April 30, 2026 were $138,327 and $254,706, respectively.

DNP SELECT INCOME FUND INC.
NOTES TO FINANCIAL STATEMENTS (Continued)
April 30, 2026
(Unaudited)
Note 5. Distributions and Tax Information
($ reported in thousands)
At April 30, 2026, the approximate federal tax cost and aggregate gross unrealized appreciation (depreciation) were as follows:
Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$3,450,184	$1,618,781	$(80,248)	$1,538,533
At October 31, 2025, the Fund had $41,219 of long-term capital loss carryovers available to offset future realized gains, if any, to the extent permitted by the Code. These capital losses are carried forward without expiration.
The Fund declares and pays dividends on its common shares of a stated amount per share. Subject to approval and oversight by the Fund’s Board of Directors, the Fund seeks to maintain a stable distribution level (a “Managed Distribution Plan”) consistent with the Fund’s primary investment objective of current income. If and when sufficient investment income is not available on a monthly basis, the Fund will distribute long-term capital gains and/or return capital in order to maintain the $0.065 per common share distribution level. The character of distributions is determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.
Note 6. Debt Financing
($ reported in thousands)
The Fund has a Committed Facility Agreement (the “Facility”) with a commercial bank (the “Bank”) that allows the Fund to borrow cash up to a limit of $773,000. The Fund has also issued secured notes (the “Notes”). The Facility and Notes rank pari passu with each other and are senior, with priority in all respects to the outstanding common and preferred stock as to the payment of dividends and with respect to the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund. Effective June 1, 2026, there was an increase to the borrowing limit of the Facility to $985,000. The increase primarily enables the Fund to repay the principal amount of the Notes on their July 22, 2026 maturity date. Key information regarding the Facility and Notes is detailed below.
A.  Borrowings Under the Facility: Borrowings under the Facility are collateralized by certain assets of the Fund (the “Hypothecated Securities”). The Fund expressly grants the Bank the right to re-register the Hypothecated Securities in its own name or in another name other than the Fund’s and to pledge, repledge, hypothecate, rehypothecate, sell, lend or otherwise transfer or use the Hypothecated Securities. Interest is charged at daily Secured Overnight Financing Rate (“SOFR”) plus an additional percentage rate of 0.95% on the amount borrowed. The Bank has the ability to require repayment of the Facility upon 179 days’ notice or following an event of default. For the six months ended April 30, 2026, the average daily borrowings under the

DNP SELECT INCOME FUND INC.
NOTES TO FINANCIAL STATEMENTS (Continued)
April 30, 2026
(Unaudited)
Facility and the weighted daily average interest rate were $773,000 and 4.69%, respectively. As of April 30, 2026, the amount of such outstanding borrowings was $773,000 and the applicable interest rate was 4.58%.
The Bank has the ability to borrow the Hypothecated Securities (“Rehypothecated Securities”). The Fund is entitled to receive a fee from the Bank in connection with any borrowing of Rehypothecated Securities. The fee is computed daily based on a percentage of the difference between the fair market rate as determined by the Bank and the Fed Funds Open rate and is paid monthly. The Fund can designate any Hypothecated Security as ineligible for rehypothecation and can recall any Rehypothecated Security at any time and if the Bank fails to return it (or an equivalent security) in a timely fashion, the Bank will be liable to the Fund for the ultimate delivery of such security and certain costs associated with delayed delivery. In the event the Bank does not return the security or an equivalent security, the Fund will have the right to, among other things, apply and set off an amount equal to 100% of the then-current fair market value of such Rehypothecated Securities against any amounts owed to the Bank under the Facility. The Fund is entitled to receive an amount equal to any and all interest, dividends or distributions paid or distributed with respect to any Hypothecated Security on the payment date. At April 30, 2026, Hypothecated Securities under the Facility had a market value of $1,144,720 and Rehypothecated Securities had a market value of $745,659. If at the close of any business day, the value of all outstanding Rehypothecated Securities exceeds the value of the Fund’s borrowings, the Bank shall promptly, at its option, either reduce the amount of the outstanding Rehypothecated Securities or deliver an amount of cash at least equal to the excess amount.
B.  Notes: The Fund has issued and outstanding one series of fixed-rate Notes. The Notes are secured by a lien on all assets of the Fund of every kind, including all securities and all other investment property, equal and ratable with the liens securing the Facility. The Notes are not listed on any exchange or automated quotation system.
At April 30, 2026 the key terms of the Series B Secured Notes are as follows:
Series	Amount	Rate	Maturity	Estimated Fair Value
B	$200,000	3.00%	7/22/26	$200,000
The fair value of the Notes is estimated to be the par amount due to the short term to maturity. The Notes are categorized as Level 2 within the fair value hierarchy.
The Fund incurred costs in connection with the issuance of the Notes. These costs were recorded as a deferred charge and are being amortized over the life of the Notes. Amortization of these offering costs of $120 is included under the caption “Interest expense and amortization of deferred offering costs on secured notes” on the Statement of Operations and the unamortized balance is deducted from the carrying amount of the Notes under the caption “Secured notes” on the Statement of Assets and Liabilities.
Holders of the Notes are entitled to receive semi-annual interest payments until maturity. The Notes accrue interest at the annual fixed rate indicated above. The Notes are subject to optional and mandatory redemption in certain circumstances and subject to certain prepayment penalties and premiums.

DNP SELECT INCOME FUND INC.
NOTES TO FINANCIAL STATEMENTS (Continued)
April 30, 2026
(Unaudited)
Note 7. Mandatory Redeemable Preferred Shares
($ reported in thousands except per share amounts)
The Fund has issued and outstanding one series of Mandatory Redeemable Preferred Shares (“MRP Shares”) with a liquidation preference of $100,000 per share.
At April 30, 2026, key terms of the Series E MRP Shares are as follows:
Series	Shares Outstanding	Liquidation Preference	Quarterly Rate Reset	Rate	Weighted Daily Average Rate	Mandatory Redemption Date	Estimated Fair Value
E	1,320	$132,000	Fixed Rate	4.63%	4.63%	4/1/2027	132,000
The fair value of the MRP Shares is estimated to be the par amount due to the short term maturity.
The Fund incurred costs in connection with the issuance of the MRP Shares. These costs were recorded as a deferred charge and are being amortized over the life of the MRP Shares. Amortization of these deferred offering costs of $52 is included under the caption “Interest expense and amortization of deferred offering costs on preferred shares” on the Statement of Operations and the unamortized balance is deducted from the carrying amount of the MRP Shares under the caption “Mandatory redeemable preferred shares” on the Statement of Assets and Liabilities.
Holders of the MRP Shares are entitled to receive quarterly cumulative cash dividend payments on the first business day following each quarterly dividend date which is the last day of each of March, June, September and December.
MRP Shares are subject to optional and mandatory redemption in certain circumstances. The redemption price per share is equal to the sum of the liquidation preference per share plus any accumulated but unpaid dividends plus, in some cases, an early redemption premium (which varies based on the date of redemption). The MRP Shares are not listed on any exchange or automated quotation system. The MRP Shares are categorized as Level 2 within the fair value hierarchy. The Fund is subject to certain restrictions relating to the MRP Shares such as maintaining certain asset coverage, effective leverage ratio and overcollateralization ratio requirements. Failure to comply with these restrictions could preclude the Fund from declaring any distributions to common shareholders and could trigger the mandatory redemption of the MRP Shares at liquidation value.
In general, the holders of the MRP Shares and of the Common Stock have equal voting rights of one vote per share. The holders of the MRP Shares are entitled to elect two members of the Board of Directors, and separate class votes are required on certain matters that affect the respective interests of the MRP Shares and the Common Stock.
Note 8. Indemnifications
Under the Fund’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties. The Fund’s maximum exposure

DNP SELECT INCOME FUND INC.
NOTES TO FINANCIAL STATEMENTS (Continued)
April 30, 2026
(Unaudited)
under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not occurred. However, the Fund has not had prior claims or losses pursuant to these arrangements and expects the risk of loss to be remote.
Note 9. Recent Accounting Pronouncement
In December 2023, the FASB issued ASU No. 2023-09, Income Taxes (Topic 740) – Improvements to Income Tax Disclosures. The amendments enhance income tax disclosures by requiring greater disaggregation in the rate reconciliation and income taxes paid by jurisdiction, while removing certain disclosure requirements. The ASU is effective for annual periods beginning after December 15, 2024, with early adoption permitted. Management is currently evaluating the impact of this ASU.
Note 10. Subsequent Events
Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in these financial statements.

RENEWAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the terms of the Fund’s investment advisory agreement must be reviewed and approved at least annually by the Board of Directors of the Fund (the “Board”), including a majority of the directors who are not “interested persons” of the Fund, as defined in section 2(a)(19) of the 1940 Act (the “Independent Directors”). Section 15(c) of the 1940 Act also requires the Fund’s directors to request and evaluate, and the Fund’s investment adviser to furnish, such information as may reasonably be necessary to evaluate the terms of the investment advisory agreement. To assist the Board with this responsibility, the Board has appointed a Contracts Committee, which is composed of the Independent Directors of the Fund and acts under a written charter that was most recently amended on December 10, 2025. A copy of the charter is available on the Fund’s website at www.dpimc.com/dnp and in print to any shareholder, upon request.
The Contracts Committee, assisted by the advice of independent legal counsel, conducted an annual review of the terms of the Fund’s contractual arrangements, including the investment advisory agreement with Duff & Phelps Investment Management Co. (the “Adviser”). Set forth below is a description of the Contracts Committee’s annual review of the Fund’s investment advisory agreement, which provided the material basis for the Board’s decision to continue the investment advisory agreement.
In the course of the Contracts Committee’s review, the members of the Contracts Committee considered all of the information they deemed appropriate, including informational materials furnished by the Adviser in response to requests made by independent counsel on behalf of the Contracts Committee. In arriving at its recommendation that continuation of the investment advisory agreement was in the best interests of the Fund and its shareholders, the Contracts Committee took into account all factors that it deemed relevant, without identifying any single factor or group of factors as all-important or controlling. Among the factors considered by the Contracts Committee, and the conclusion reached with respect to each, were the following:
Nature, extent, and quality of services. The Contracts Committee considered the nature, extent and quality of the services provided to the Fund by the Adviser. Among other materials, the Adviser furnished the Contracts Committee with a copy of its most recent investment adviser registration form (Form ADV). In evaluating the quality of the Adviser’s services, the Contracts Committee noted the various complexities involved in the operations of the Fund, such as the use of multiple forms of leverage (senior notes, preferred stock and borrowings under a credit facility) and the rehypothecation of portfolio securities pledged under the credit facility, and concluded that the Adviser is consistently providing high-quality services to the Fund in an increasingly complex environment. The Contracts Committee also considered the length of service of the individual professional employees of the Adviser who provide services to the Fund. In the Contracts Committee’s view, the long-term service of capable and conscientious professionals provides a significant benefit to the Fund and its shareholders. The Contracts Committee also considered the Fund’s investment performance as discussed below. The Contracts Committee also took into account its evaluation of the quality of the Adviser’s code of ethics and compliance program. The Contracts Committee also considered the consistent quality of the services being provided by the Adviser. In light of the foregoing, the Contracts Committee concluded that it was generally satisfied with the nature, extent and quality of the services provided to the Fund by the Adviser.
Investment performance of the Fund and the Adviser. The Contracts Committee reviewed the Fund’s investment performance over time and compared that performance to other funds in its peer group. In making its comparisons, the Contracts Committee utilized data provided by the Adviser and a report from Broadridge (“Broadridge”), an independent provider of investment company data. As reported by Broadridge, the Fund’s net asset value (“NAV”) total return ranked below the median among all leveraged closed-end equity funds categorized by Broadridge as utility funds for the 1- and 3- year periods ended June 30, 2025 but was equal to the median for the 5-year period and ranked above the median for 10-year period ended June 30, 2025. The Adviser provided the Contracts Committee with performance information for the Fund for the 1-, 3-, and 5-year periods ended June 30, 2025, measured against two benchmarks: the Lipper Utility Peer Group Median and a composite of the S&P 500 Utilities Index and the Bloomberg U.S. Utility Bond Index (the “S&P Composite Benchmark”), calculated to reflect the relative weights of the Fund’s equity and bond portfolios. The Contracts Committee noted that on an NAV total return basis, the Fund outperformed the Lipper Utility Peer Group Median for the 1-year period ended June 30, 2025, but trailed the Peer Group Median for the 3- and 5-year periods ended June 30, 2025.  On a market value basis, the Fund’s total return outperformed the Peer Group Median for the 1-year period ended June 30, 2025 and underperformed the Peer Group Median for the 3-and 5- year periods ended June 30, 2025.  The Contracts Committee also noted that the Fund’s NAV total return outperformed the S&P Composite for the 1-, 3- and 5-year period ended June 30, 2025.  On a market value basis, the Fund outperformed the S&P Composite for the 1-year period ended June 30, 2025 and underperformed the S&P Composite for the 3- and 5-year periods ended June 30, 2025.
The Contracts Committee also considered that since current income is one of the Fund’s primary objectives, one measure of the Adviser’s performance is the fact that the Fund has been paying a regular 6.5 cent per share monthly distribution on its common stock since July 1997, and that the Fund’s annualized distribution rate of 8.00% based on market value as of June 30, 2025 compares favorably with the 2.87% yield of the S&P Utilities Index (and the 1.24% yield of the S&P 500 Index, representing the broader market), while considering that the Fund’s distribution rate contains a component of return of capital. The Contracts Committee noted that the Fund’s managed distribution plan provides for the Fund to distribute all available investment income to shareholders and, if sufficient investment income is not available on a monthly basis, to distribute long-term capital gains and/or return capital to its shareholders in order to maintain the 6.5 cent per share monthly distribution level. Additionally, the Contracts Committee considered the fact that since 1990, the Fund’s common stock has traded at a premium to NAV over 97% of the time and that the average premium for that period has been close to 15% (even though most closed-end funds trade at a discount to NAV) as further evidence of the Adviser’s successful management of the Fund’s investment portfolio.
Costs of services and profits realized. The Contracts Committee considered the reasonableness of the compensation paid to the Adviser, in both absolute and comparative terms, and also the profits realized by the Adviser and its affiliates from its relationship with the Fund. To facilitate this analysis, the Contracts Committee retained Broadridge to furnish a report comparing the Fund’s management fee (defined as the sum of the advisory fee and administration fee) and other expenses to the similar expenses of other comparable funds selected by Broadridge (the “Broadridge expense group”). The Contracts Committee reviewed, among other things, information provided by Broadridge comparing the Fund’s contractual management fee rate (at common asset levels) and actual management fee rate (against Broadridge expense group fund with fee waivers, if any) as a percentage of total assets and as a percentage of assets attributable to common stock to other funds in its Broadridge expense group. Based on the data provided on management fee rates, the Contracts Committee noted that: (i) the Fund’s contractual management fee rate at a common asset level was lower than the median of its Broadridge expense group; (ii) the actual total expense rate was at the median on a total asset basis and at median on the basis of assets attributable to common stock; and (iii) the actual management fee rate was lower than the median of its Broadridge expense group on a total asset basis and on the basis of assets attributable to common stock.
In reviewing expense ratio comparisons between the Fund and other funds in the peer group selected by Broadridge, the Contracts Committee considered leverage-related expenses separately from other expenses.  The Contracts Committee noted that leverage-related expenses are not conducive to direct comparisons between funds, because the leverage-related expenses on a fund’s income statement are significantly affected by the amount, type and tenor of the leverage used by each fund, among other factors.  Also, unlike all the other expenses of the Fund (and other funds) which are incurred in return for a service, leverage expenses are incurred in return for the receipt of additional capital that is then invested by the Fund (and other funds using leverage) in additional portfolio securities that produce revenue directly offsetting the leverage expenses.  Accordingly, in evaluating the cost of the Fund’s leverage, the Contracts Committee considered the specific benefits to the Fund’s common shareholders of maintaining such leverage, noting that the Fund’s management and the Board regularly monitor the amount, form, terms and risks of the Fund’s leverage.
The Adviser also furnished the Contracts Committee with copies of its financial statements, and the financial statements of its parent company, Virtus Investment Partners, Inc. The Adviser also provided information regarding the revenue and expenses related to its management of the Fund, and the methodology used by the Adviser in allocating such revenue and expenses among its various clients. In reviewing those financial statements and other materials, the Contracts Committee examined the profitability of the investment advisory agreement to the Adviser and determined that the profitability of that contract was reasonable in light of the services rendered to the Fund. The Contracts Committee considered that the Adviser must be able to compensate its employees at competitive levels in order to attract and retain high-quality personnel to provide high-quality service to the Fund. The Contracts Committee concluded that the investment advisory fee was the product of arm’s length bargaining and that it was fair and reasonable to the Fund.
Economies of scale. The Contracts Committee considered whether the Fund has appropriately benefited from any economies of scale. The Contracts Committee noted the breakpoints whereby the advisory fee is reduced at higher asset levels and concluded that any economies of scale are being shared between Fund shareholders and the Adviser in an appropriate manner.
Comparison with other advisory contracts. The Contracts Committee also received comparative information from the Adviser with respect to its standard fee schedule for investment advisory clients other than the Fund. The Contracts Committee noted that, among all accounts managed by the Adviser, the Fund’s advisory fee rate is comparable to the Adviser’s standard fee schedule at certain asset levels. However, the Contracts Committee noted that the services provided by the Adviser to the Fund are significantly more extensive and demanding than the services provided by the Adviser to its non-investment company, institutional accounts. Specifically, in providing services to the Fund, the Contracts Committee considered that the Adviser needs to: (1) comply with the 1940 Act, the Sarbanes-Oxley Act and other federal securities laws and New York Stock Exchange requirements, (2) provide for and oversee external reporting (including semi-annual reports to shareholders, annual audited financial statements and disclosure of proxy voting), tax compliance and reporting (which are particularly complex for investment companies), requirements of Section 19 of the 1940 Act relating to the source of distributions, (3) prepare for and attend meetings of the Board and its committees, (4) communicate with Board and committee members between meetings, (5) communicate with a retail shareholder base consisting of thousands of investors and (6) respond to unanticipated issues in the financial markets or regulatory environment that can impact the Fund. Based on the fact that the Adviser only provides the foregoing services to its investment company clients and not to its institutional account clients, the Contracts Committee concluded that the management fees charged to the Fund are reasonable compared to those charged to other clients of the Adviser, when the nature and scope of the services provided to the Funds are taken into account. Furthermore, the Contracts Committee noted that many of the Adviser’s other clients would not be considered “like accounts” of the Fund because these accounts are not of similar size and do not have the same investment objectives as, or possess other characteristics similar to, the Fund.
Indirect benefits. The Contracts Committee considered possible sources of indirect benefits to the Adviser from its relationship to the Fund, including brokerage and soft dollar arrangements, and enhanced reputation that may aid in obtaining new clients. In this regard, the Contracts Committee noted that the Fund does not utilize affiliates of the Adviser for brokerage purposes, that the Adviser does not use third-party soft dollar arrangements and that the Adviser has continued to seek opportunities to reduce brokerage costs borne by the Fund.
Conclusion. Based upon its evaluation of all material factors, including the foregoing, and assisted by the advice of independent legal counsel, the Contracts Committee concluded that the continued retention of the Adviser as investment adviser to the Fund was in the best interests of the Fund and its shareholders.

Accordingly, the Contracts Committee recommended to the full Board that the investment advisory agreement with the Adviser be continued for a one-year term ending March 1, 2027. On December 10, 2025, the Contracts Committee presented its recommendations, and the criteria on which they were based, to the full Board, whereupon the Board, including all of the Independent Directors voting separately, accepted the Contracts Committee’s recommendations and unanimously approved the continuation of the current investment advisory agreement with the Adviser for a one-year term ending March 1, 2027.

INFORMATION ABOUT PROXY VOTING BY THE FUND (Unaudited)

The Fund’s Board of Directors has adopted proxy voting policies and procedures. These proxy voting policies and procedures may be changed at any time by the Fund’s Board of Directors.
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling the Administrator toll-free at (877) 381-2537 or is available on the Fund’s website www.dpimc.com/dnp or on the SEC’s website www.sec.gov.
Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available without charge, upon request, by calling the Administrator toll-free at (877) 381-2537 or is available on the Fund’s website at www.dpimc.com/dnp or on the SEC’s website at www.sec.gov.

INFORMATION ABOUT THE FUND’S PORTFOLIO HOLDINGS (Unaudited)

The Fund files its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters (January 31 and July 31) as an exhibit to Form NPORT-P. The Fund’s Form NPORT-P is available on the SEC’s website at www.sec.gov. In addition, the Fund’s schedule of portfolio holdings is available without charge, upon request, by calling the Administrator toll-free at (877) 381-2537 or is available on the Fund’s website at www.dpimc.com/dnp.

ADDITIONAL INFORMATION (Unaudited)

Notice is hereby given in accordance with Section 23(c) of the 1940 Act that the Fund may from time to time purchase its shares of common stock in the open market.

REPORT ON ANNUAL MEETING OF SHAREHOLDERS (Unaudited)

The Annual Meeting of Shareholders of the Fund was held on March 9, 2026. The following is a description of each matter voted upon at the meeting and the number of votes cast on each matter:
	Shares Voted For	Shares Withheld
1. Election of director*
Director elected by the holders of the Fund’s common stock to serve until the Annual Meeting in the year 2029 and until her successor is duly elected and qualified:
Mareilé B. Cusack	248,636,683	12,153,906
*Directors whose term of office continued beyond this meeting are as follows: George R. Aylward, Donald C. Burke, Mark G. Kahrer and Eileen A. Moran (Chair).

Board of Directors
EILEEN A. MORAN
Chair
GEORGE R. AYLWARD
DONALD C. BURKE
MAREILÉ B. CUSACK
MARK G. KAHRER
Officers
DAVID D. GRUMHAUS, JR.
President and Chief Executive Officer
DANIEL J. PETRISKO, CFA
Executive Vice President and Assistant Secretary
CONNIE M. LUECKE, CFA
Vice President and Chief Investment Officer
W. PATRICK BRADLEY, CPA
Vice President, Treasurer and Principal Financial and Accounting Officer
KATHLEEN L. HEGYI
Chief Compliance Officer
KATHRYN L. SANTORO
Vice President and Secretary
JENNIFER S. FROMM
Vice President and Assistant Secretary
NIKITA K. THAKER, CPA
Vice President and Assistant Treasurer
TIMOTHY P. RIORDAN
Vice President
KYLE P. WEST, CFA
Vice President
DNP Select Income Fund Inc.
101 Munson Street
Greenfield, MA 01301
Common stock listed on the New York
Stock Exchange under the symbol DNP
Shareholder inquiries please contact:
Fund Services at (877) 381-2537 or
Email at Duff@virtus.com
Investment Adviser
Duff & Phelps Investment Management Co.
10 South Wacker Drive, 19th Floor
Chicago, IL 60606
(312) 368-5510
Administrator
Virtus Fund Services, LLC
One Financial Plaza
Hartford, CT 06103
Transfer Agent and Dividend Disbursing Agent
Computershare
P.O. Box 43078
Providence, RI 02940-3078
Custodian
The Bank of New York Mellon
Legal Counsel
Mayer Brown LLP

(b)	Not applicable.

Item 2. Code of Ethics.

Response not required for semi-annual report.

Item 3. Audit Committee Financial Expert.

Response not required for semi-annual report.

Item 4. Principal Accountant Fees and Services.

Response not required for semi-annual report.

Item 5. Audit Committee of Listed Registrants.

(a)	Response not required for semi-annual report.

(b)	Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1(a) of this form.

(b)	Not applicable.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

(a)	Not applicable for Closed-End Management Investment Companies.

(b)	Not applicable for Closed-End Management Investment Companies.

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable for Closed-End Management Investment Companies.

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

Not applicable for Closed-End Management Investment Companies.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Not applicable for Closed-End Management Investment Companies.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

The information required by this Item is included as part of the semi-annual report to shareholders filed under Item 1 of this Form N-CSRS.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Response not required for semi-annual report.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

(a) Response not required for semi-annual report.

(b) There has been no change, as of the date of this filing, in any of the portfolio managers identified in response to paragraph (a)(1) of this Item in the registrant’s most recently filed annual report on Form N-CSR.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

(a) Not applicable.

Item 15. Submission of Matters to a Vote of Security Holders.

No changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors have been implemented after the registrant last provided disclosure in response to the requirements of Item 22(b)(15) of Schedule 14A (i.e., in the registrant’s proxy statement dated January 16, 2026) or this Item.

Item 16. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a) Response not required for semi-annual report.

(b) Response not required for semi-annual report.

Item 18. Recovery of Erroneously Awarded Compensation.

Not applicable.

Item 19. Exhibits.

(a)(1)	Not applicable.

(a)(2)	Not applicable.

(a)(3)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(4)	There were no written solicitations to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the Registrant to 10 or more persons.

(a)(5)

On December 10, 2025, the audit committee of the registrant’s Board of Directors approved the engagement of PricewaterhouseCoopers LLP as independent public accounting firm for the registrant for the fiscal year ended October 31, 2026, thereby replacing Ernst & Young LLP effective upon the completion of their October 31, 2025 audit and issuance of their report thereon.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(c)

Copies of the Registrant’s notices to shareholders pursuant to Rule 19a-1 under the 1940 Act which accompanied distributions paid during the six months ended April  30, 2026 pursuant to the Registrant’s Managed Distribution Plan are filed herewith as required by the terms of the Registrant’s exemptive order issued on June 30, 2026.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) DNP Select Income Fund Inc.

By (Signature and Title) /s/ David D. Grumhaus, Jr.
David D. Grumhaus, Jr.,
President and Chief Executive Officer
(Principal Executive Officer)
Date July 1, 2026

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ David D. Grumhaus, Jr.
David D. Grumhaus, Jr.,
President and Chief Executive Officer
(Principal Executive Officer)

Date July 1, 2026

By (Signature and Title) /s/ W. Patrick Bradley
W. Patrick Bradley
Vice President, Treasurer and Principal Financial and Accounting
Officer
(Principal Financial Officer)

Date July 1, 2026